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                                                                 EXHIBIT 10.10.7


                                    WESTCORP

              EMPLOYEE STOCK OWNERSHIP PLAN AND SALARY SAVINGS PLAN

            (As Amended and Restated Effective as of January 1, 2001)

                               AMENDMENT NO. SEVEN



            WHEREAS, WESTCORP, a California corporation (the "Company") established the Westcorp Employee Stock Ownership Plan and Salary Savings Plan (the "Plan"), effective as of January 1, 1975, for the benefit of its eligible employees and their beneficiaries; and

            WHEREAS, the Company adopted the 2001 Restatement of the Plan effective as of January 1, 2001 and the Plan was amended thereafter on six separate occasions; and

            WHEREAS, Section 17.1 of the Plan gives the Administrative Committee of the Plan the authority to amend the Plan; and

            WHEREAS, the Administrative Committee has determined that it is in the best interest of the Plan's participants and their beneficiaries that the Plan be amended as set forth herein.

            NOW, THEREFORE, pursuant to resolutions adopted by the Plan's Administrative Committee, the Plan is hereby amended effective as of January 1, 2004 as follows:

      Section 2.26 is hereby amended in its entirety to read as follows:

      "2.26 Entry Date. "Entry Date" shall mean the 1st day of each calendar month."



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IN WITNESS WHEREOF, the Administrative Committee of the Westcorp Employee Stock
Ownership Plan and Salary Savings Plan has adopted this Amendment No. Seven on the 18th day of December, 2003.

                                    ADMINISTRATIVE COMMITTEE OF THE
                                    WESTCORP EMPLOYEE STOCK OWNERSHIP PLAN
                                    AND SALARY SAVINGS PLAN



                                    By:
                                        --------------------------------------
                                          Shaunna Monticelli, Chairman
                                          Administrative Committee
                                          Westcorp Employee Stock
                                          Ownership Plan
                                          and Salary Savings Plan